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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

ALDERWOODS GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-33277 (Commission File Number)	52-1522627 (I.R.S. Employer Identification No.)
311 Elm Street, Suite 1000 Cincinnati, Ohio (Address of Principal Executive Offices)		45202 (Zip Code)

Registrant's telephone number, including area code: (513) 768-7400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events and Regulation FD Disclosure.

        As previously reported, Alderwoods Group, Inc. (the "Company") elected to adopt FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46R") at the beginning of its 2004 fiscal year on January 4, 2004. In connection with the adoption and application of FIN 46R, the Company engaged in discussions with the staff of the Securities and Exchange Commission (the "SEC") over several months. The conclusions of the Company regarding accounting for statutorily required trusts under the requirements of FIN 46R are set forth in the Company's letter to the SEC attached as Exhibit 99.1 to this Current Report on Form 8-K, which exhibit is hereby incorporated by reference. The general impact of the adoption of FIN 46R has been described in the Company's Quarterly Report on Form 10-Q for the 12 weeks ended March 27, 2004 and the Company's Quarterly Report on Form 10-Q for the 12 weeks ended June 19, 2004.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits:

        The Exhibit listed below is being furnished in connection with Item 5.

Exhibit Number	Description
99.1	Letter dated July 21, 2004 from Service Corporation International, Alderwoods Group, Inc., Stewart Enterprises, Inc. and Carriage Services, Inc. to Mr. Donald T. Nicolaisen, Chief Accountant of the Securities and Exchange Commission, regarding the Company's conclusions on the application of FIN 46R to the Company's statutorily required trusts.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDERWOODS GROUP, INC.
	By:	/s/ ELLEN NEEMAN Ellen Neeman, Senior Vice President, Legal & Compliance
Date: July 28, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter dated July 21, 2004 from Service Corporation International, Alderwoods Group, Inc., Stewart Enterprises, Inc. and Carriage Services, Inc. to Mr. Donald T. Nicolaisen, Chief Accountant of the Securities and Exchange Commission, regarding the Company's conclusions on the application of FIN 46R to the Company's statutorily required trusts.

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  ITEM 5. Other Events and Regulation FD Disclosure.
  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX